UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854
(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2005 – OCTOBER 31, 2006 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

MANAGERS AMG FUNDS

Rorer Large-Cap Fund

October 31, 2006

Rorer Large-Cap Fund

Annual Report—October 31, 2006

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

PORTFOLIO MANAGER COMMENTS	3

FUND SNAPSHOTS	6
Portfolio breakdown and top ten holdings at October 31, 2006

SCHEDULE OF PORTFOLIO INVESTMENTS	7

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	10
Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	11
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statement of Changes in Net Assets	12
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	13
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	14
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

TRUSTEES AND OFFICERS	20

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

The year 2006 has been volatile but rewarding for investors. Markets confronted new Federal Reserve leadership and accompanying communication style, commodity price increases, the end (at least for now) of interest rate hikes, and then a sharp decline in oil prices and a dramatic slowdown in the real estate market. Times like these challenge investors to remove emotion from decisions and remain disciplined with their long-term investment plans.

Regardless of market conditions, we at Managers maintain our focus on providing excellent, trusted, and rigorously monitored investment solutions across all major market segments and styles. We encourage our portfolio managers to take a long-term view and to invest accordingly. We strive to stay on track even when market volatility causes some investors concern.

Our overriding goal is to hire fund managers that can effectively manage assets in all types of market conditions. Toward this goal we maintain a team of skilled investment professionals focused solely on understanding the global capital markets and overseeing the managers in our Funds. We hire fund portfolio managers who excel over time, have a strong investment discipline, and stick to that discipline.

Regardless of market conditions, we at Managers maintain our focus on providing excellent, trusted, and rigorously monitored investment solutions across all major market segments and styles.

Our investment team oversees the Funds’ managers and portfolios every day so you don’t have to. Once you have selected Managers Funds as part of your asset allocation, you can be assured that we are monitoring that investment every day to help ensure it is delivering on its investment mandate.

As 2006 comes to a close, we begin to think about next year and beyond. The two things we believe will impact investment returns the most are the condition of the economy and the change to the political landscape this fall’s election brings. Obviously, these are only the headlines and there are many subtleties relating to each.

First, with regard to the health of the economy, the risk appears to be the leverage consumers have assumed through their exposure to the residential real estate market. The “house as cash machine” combined with the speculative investment in real estate has increased the economy’s exposure to any weakness in prices or excess supply of real estate. Both these factors seem to be in play. Aside from this risk, consumers and businesses seem to be in good financial shape with relatively healthy balance sheets.

Second, with regard to the changes in Washington D.C., much has and will be written regarding mid-term power shifts, the third year of a President’s term, tax policy and its relationship to growth, and the war in Iraq. Suffice it to say that there are many interesting challenges facing the financial markets, and managing an investment portfolio requires diligence, attention, and resources.

Each of us at Managers appreciates the trust you express in us by allowing us the privilege of investing some of your capital. We will do everything we can to continue to deserve your trust in the months and years ahead.

Respectfully,

/s/ Peter M. Lebovitz	/s/ Thomas G. Hoffman
Peter M. Lebovitz	Thomas G. Hoffman
President	Executive Vice President
Managers AMG Funds	Chief Investment Officer
Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Fund incurs only ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2006	Beginning Account Value 5/1/2006	Ending Account Value 10/31/2006	Expenses Paid During Period*
Rorer Large-Cap Fund
Based on Actual Fund Return	$1,000	$1,041	$7.82
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$7.73

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Rorer Large-Cap Fund

Portfolio Manager’s Comments

Market Review and Outlook

2006 was a good year for the broad stock market, with double-digit positive equity returns. Stable to declining energy prices and low inflation, together with strong corporate profits, were the main drivers moving the stock market higher. In fact, corporate profits grew at a double digit rate, which continued a multi-year trend. Productivity growth in the U.S. economy continues to be impressive, and a large contributor to corporate profit growth.

With the Fed tightening cycle now apparently at an end after 17 consecutive interest rate hikes, we believe that our long standing thesis is playing out as planned with modest growth and low inflation, but without a recession. In fact, we are of the opinion that the Fed will start to cut rates in the first half of 2007. Indeed, bond yields, which often herald the future direction of the economy, support this, as the 10-Year U.S. Government bond yield has fallen from 5.1% at the beginning of the summer to approximately 4.6% today. Against this backdrop, we believe that the market is primed for solid performance through 2007, as companies should benefit from the record levels of corporate liquidity and strength in capital spending. As always, we continue to position the Rorer Large Cap Fund in stocks with strong secular growth stories, and a catalyst to enhance shareholder value. In combination with our constant efforts to find quality stocks at attractive valuation levels, we believe this can lead our portfolio to outperform.

Large Cap Fund

The Rorer Large Cap Fund returned 10.35% for the year ended October 31, 2006. Although this was a very strong double digit performance, it was below the performance of the benchmark, the S&P 500 Index, which returned 16.34% for the same period.

On a relative basis, the performance of the Fund was hurt mostly by sector selections and only modestly by stock selection. The two best performing sectors in the S&P 500 were sectors that the Rorer Large Cap Fund underweighted during the year. Specifi-cally, the telecom sector and the materials sector were both up well over 20% during the year and the Fund had only modest exposure in these two sectors. In addition, the two sectors that were up the least during the year, information technology and health care, both up about 10%, were two sectors that the Fund over weighted during the year.

Despite the relatively modest group performance of the health care sector, the Fund’s individual stocks in the sector performed very well during the year. Specifically, Fisher Scientific posted solid returns as they agreed to a merger with another company, Thermo Electron. Another stock that did particularly well in the heath care sector was Laboratory Corp of America.

Other stocks that contributed positively to performance included Morgan Stanley and Cisco Systems. Morgan Stanley benefited from a robust investment banking environment and Cisco Systems used its strong cash position to aggressively buy back its own stock during the year.

A few of the stocks that did not perform well during the year included both Aflac and ConocoPhilips. A slowdown in sales in Japan, Aflac’s major market, was the main reason for the stock’s relative underperformance during the year. For ConocoPhilips, which has a big presence in the oil refining industry, a compression refining margins during the year hurt the stock price.

Rorer Large-Cap Fund

Portfolio Manager’s Comments (continued)

As we move into 2007, the Fund continues to have an overweight position in the information technology sector, a sector that we believe has strong relative value and many catalysts in place to help drive stock prices higher.

Cumulative Total Return Performance

Rorer Large-Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500 Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in the Rorer Large-Cap Fund on December 19, 2001, (commencement of operations) to a $10,000 investment made in the Index for the same time period. The listed returns for the Fund are net of expenses and the returns for the Index exclude expenses. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Rorer Large-Cap Fund and the S&P 500 Index since inception through October 31, 2006.

AVERAGE ANNUAL TOTAL RETURNS:	One Year	Since Inception*
Rorer Large-Cap Fund	10.35%	2.95%
S&P 500 Index	16.34%	5.63%

*	Commencement of operations was December 19, 2001

Rorer Large-Cap Fund

Portfolio Manager’s Comments (continued)

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our web site at www.managersinvest.com.

Rorer Large-Cap Fund

Fund Snapshots

October 31, 2006

Portfolio Breakdown

Industry	Rorer Large-Cap*	S&P 500
Financials	21.1%	22.1%
Information Technology	17.9%	15.4%
Health Care	17.2%	12.4%
Industrials	11.7%	10.8%
Energy	11.3%	9.5%
Consumer Staples	10.0%	9.5%
Consumer Discretionary	8.0%	10.4%
Materials	0.0%	2.9%
Telecommunication Services	0.0%	3.5%
Utilities	0.0%	3.5%
Other Assets and Liabilities	2.8%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Morgan Stanley Co.*	3.2%
General Electric Co.*	3.0
AFLAC, Inc.*	2.9
Cisco Systems, Inc.	2.9
Merrill Lynch & Co., Inc.	2.8
Citigroup, Inc.	2.8
Advanced Micro Devices, Inc.	2.8
Amgen, Inc.	2.8
L-3 Communications Holdings, Inc.*	2.7
St. Paul Travelers Companies, Inc., The	2.7

Top Ten as a Group	28.6%

*	Top Ten Holding at April 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Rorer Large-Cap Fund

Schedule of Portfolio Investments

October 31, 2006

	Shares		Value
Common Stocks - 97.2%
Consumer Discretionary - 8.0%
Home Depot, Inc.	231		$8,623
IAC/InterActive Corp.*	163	[2]	5,050
Target Corp.	186		11,006
Time Warner, Inc.	251		5,023
Walt Disney Co., The	304	[2]	9,564
Total Consumer Discretionary			39,266

Consumer Staples - 10.0%
Coca-Cola Co., The	267		12,474
CVS Corp.	368		11,548
PepsiCo, Inc.	197		12,498
Procter & Gamble Co.	198		12,551
Total Consumer Staples			49,071

Energy - 11.3%
ChevronTexaco Corp.	159		10,685
ConocoPhillips Co.	211		12,711
Devon Energy Corp.	117		7,820
ENSCO International, Inc.	167		8,178
Exxon Mobil Corp.	76		5,428
Halliburton Co.	170		5,500
Valero Energy Corp.	94		4,919
Total Energy			55,241

Financials - 21.1%
AFLAC, Inc.	314		14,104
American International Group, Inc.	186		12,494
Citigroup, Inc.	272		13,644
MBIA, Inc.	142		8,807
Merrill Lynch & Co., Inc.	159		13,900
Morgan Stanley Co.	207		15,821
St. Paul Travelers Companies, Inc., The	254		12,987
TD Ameritrade Holding Corp.*	676		11,134
Total Financials			102,891

The accompanying notes are an integral part of these financial statements.

Rorer Large-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 17.2%
Amgen, Inc. *	177		$13,435
Baxter International, Inc.	204		9,378
Fisher Scientific International, Inc.*	87		7,449
Johnson & Johnson	159		10,717
Laboratory Corp. of America Holdings *	137		9,383
Medtronic, Inc.	210		10,222
Pfizer, Inc.	223		5,943
Wyeth Co.	238		12,145
Zimmer Holdings, Inc.*	73	[2]	5,257
Total Health Care			83,929

Industrials - 11.7%
Caterpillar, Inc.	80		4,857
Danaher Corp.	177		12,703
General Electric Co.	415		14,571
Illinois Tool Works, Inc.	104		4,985
L-3 Communications Holdings, Inc.	165		13,286
United Parcel Service, Inc., Class B	91		6,857
Total Industrials			57,259

Information Technology - 17.9%
Advanced Micro Devices, Inc. *	634		13,485
Apple Computer, Inc.*	154		12,486
Cisco Systems, Inc.*	582		14,044
Corning, Inc. *	528		10,787
Fiserv, Inc. *	237		11,708
Hewlett-Packard Co.	99		3,835
Motorola, Inc.	386		8,901
Xerox Corp. *	708		12,036
Total Information Technology			87,282

Total Common Stocks (cost $422,703)			474,939

Other Investment Companies - 8.9%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32% [3]	19,003		19,003

The accompanying notes are an integral part of these financial statements.

Rorer Large-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies (continued)
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	24,542	$24,542

Total Other Investment Companies (cost $43,545)		43,545

Total Investments - 106.1% (cost $466,248)		518,484

Other Assets, less Liabilities - (6.1)%		(30,001)

Net Assets - 100.0%		$488,483

Note: Based on the approximate cost of investments of $466,560 for Federal income tax purposes at October 31, 2006, the aggregate gross unrealized appreciation and depreciation were $54,230 and $2,306, respectively, resulting in net unrealized appreciation of investments of $51,924.

*	Non-income-producing securities.
[1]	Yield shown for an investment company represents the October 31, 2006 seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some of these shares, amounting to a market value of $18,297, or 3.7% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The accompanying notes are an integral part of these financial statements.

Rorer Large-Cap Fund

Statement of Assets and Liabilities

October 31, 2006

Assets:
Investments at value (including securities on loan valued at $ 18,297)	$518,484
Receivable for investments sold	7,302
Receivable for Fund shares sold	42
Receivable due from Advisor	2,000
Dividends and other receivables	256
Prepaid expenses	5,411

Total assets	533,495

Liabilities:
Payable for investments purchased	5,707
Payable upon return of securities loaned	19,003
Accrued expenses	20,302

Total liabilities	45,012

Net Assets	$488,483

Shares outstanding	56,418
Net asset value, offering and redemption price per share	$8.66

Net Assets Represent:
Paid-in capital	$395,640
Accumulated net realized gain from investments	40,607
Net unrealized appreciation of investments	52,236

Net Assets	$488,483

Investments at cost	$466,248

The accompanying notes are an integral part of these financial statements.

Rorer Large-Cap Fund

Statement of Operations

For the fiscal year ended October 31, 2006

Investment Income:
Dividend income	$8,041
Securities lending fees	21

Total investment income	8,062

Expenses:
Investment advisory and management fees	4,380
Custodian fees	18,264
Registration fees	17,425
Professional fees	9,300
Reports to shareholders	3,115
Distribution fees	1,288
Miscellaneous	396

Total expenses before offsets	54,168

Less: Expense reimbursements	(46,675)

Net expenses	7,493

Net investment income	569

Net Realized and Unrealized Gain:
Net realized gain on investments	41,221
Net unrealized appreciation of investments	10,761

Net realized and unrealized gain	51,982

Net Increase in Net Assets Resulting from Operations	$52,551

The accompanying notes are an integral part of these financial statements.

Rorer Large-Cap Fund

Statement of Changes in Net Assets

For the fiscal year ended October 31,

	2006	2005
Increase (Decrease) in Net Assets From Operations:
Net investment income	$569	$604
Net realized gain on investments	41,221	140,640
Net unrealized appreciation (depreciation) of investments	10,761	(63,751)

Net increase in net assets resulting from operations	52,551	77,493

Distributions to Shareholders:
From net investment income	(1,205)	(1,216)
From net realized gain on investments	(135,826)	—

Total distributions to shareholders	(137,031)	(1,216)

From Capital Share Transactions:
Proceeds from the sale of shares	63,924	94,256
Reinvestment of dividends	137,031	1,216
Cost of shares repurchased	(181,727)	(523,944)

Net increase (decrease) from capital share transactions	19,228	(428,472)

Total decrease in net assets	(65,252)	(352,195)

Net Assets:
Beginning of year	553,735	905,930

End of year	$488,483	$553,735

End of year undistributed net investment income	—	$659

Share Transactions:
Sale of shares	7,595	8,992
Shares issued in connection with reinvestment of dividends	17,043	116
Shares repurchased	(21,464)	(52,553)

Net increase (decrease) in shares	3,174	(43,445)

The accompanying notes are an integral part of these financial statements.

Rorer Large-Cap Fund

Financial Highlights

For a share outstanding throughout each period shown

	For the fiscal year ended October, 31,				For the period ended October 31, 2002*
	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.40	$9.37	$9.15	$8.14	$10.00

Income from Investment Operations:
Net investment income	0.01	0.02	0.01	0.00 [5]	0.00 [5]
Net realized and unrealized gain (loss) on investments	0.86	1.03	0.21	1.02	(1.86)

Total from investment operations	0.87	1.05	0.22	1.02	(1.86)

Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.02)	—	(0.01)	—
Net realized gain on investments	(2.59)	—	—	—	—

Total distributions to shareholders	(2.61)	(0.02)	—	(0.01)	—

Net Asset Value, End of Period	$8.66	$10.40	$9.37	$9.15	$8.14

Total Return[1]	10.35%	11.23%	2.40%	12.56%	(18.60)%[2]

Ratio of net expenses to average net assets[6]	1.40%	1.40%	1.40%	1.40%	1.40%[3]
Ratio of net investment income to average net assets[1]	0.16%	0.09%	0.10%	0.10%	0.06%[3]
Portfolio turnover	68%	67%	75%	42%	36%[2]
Net assets at end of period (000’s omitted)	$488	$554	$906	$1,106	$421

Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	10.51%	10.59%	7.04%	10.07%	25.01%[3]
Ratio of net investment loss to average net assets	(8.95)%	(9.05)%	(5.54)%	(8.56)%	23.55%[3]

*	Commencement of operations was December 19, 2001.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements).
[2]	Not annualized.
[3]	Annualized.
[4]	Excludes the impact of expense reimbursements and expense offsets such as brokerage recapture credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1c of Notes to Financial Statements.)
[5]	Rounds to less than $0.01.
[6]	Excludes interest expense on overdraft charges of 0.05%.

Rorer Large-Cap Fund

Notes to Financial Statements

October 31, 2006

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is an equity fund, the Rorer Large-Cap Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”) or (5) the Investment Manager determines that a market quotation is inaccurate. An investment valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than the available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures. The Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies

Rorer Large-Cap Fund

Notes to Financial Statements (continued)

are valued at their end-of-day net asset value per share except iShares or other ETF’s which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York (“BNY”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. This credit serves to reduce custody expenses that would otherwise be charged to the Fund. For the fiscal year ended October 31, 2006, the custodian expense was not reduced.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements and expense offsets such as brokerage recapture credits but include non-reimbursable expenses such as interest and taxes, if any.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

Rorer Large-Cap Fund

Notes to Financial Statements (continued)

The tax character of distributions paid during fiscal 2006 and 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$1,228	$1,216
Short-term capital gains	24,786	—
Long-term capital gains	111,017	—

	$137,031	$1,216

As of October 31, 2006, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of undistributed long-term capital gain of $40,919.

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f.	Capital Loss Carryovers

As of October 31, 2006, the Fund had no accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest with $0.001 par value per share. The Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2006, certain shareholders, including one affiliated account, individually held greater than 10% of the outstanding shares of the Fund as follows: 2 own collectively 63%. Transactions by these shareholders may have a material impact on the Fund.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), a wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund’s investment portfolio is managed by Rorer Asset Management, LLC (“Rorer”), which serves pursuant to a Subadvisory Agreement by and between the Investment Manager and Rorer with respect to the Fund.

The Fund is distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsid-iary of Managers Investment Group LLC. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or MDI. MDI serves as the principal underwriter for the Fund. MDI is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of the Fund will be

Rorer Large-Cap Fund

Notes to Financial Statements (continued)

continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to an Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. AMG indirectly owns a majority interest in Rorer. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG, and/or MDI.

The Fund is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Rorer 0.85% of the average daily net assets of the Fund for its services as subadvisor. Under the Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Rorer, Rorer reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

The Investment Manager has contractually agreed, through at least March 1, 2007, to waive fees and pay or reimburse the Fund to the extent total operating expenses (excluding interest, taxes, brokerage, and other extraordinary expenses) exceed 1.40% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement occurs and that such repayment would not cause the Fund’s total operating expenses in any such year to exceed 1.40% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Rorer from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. For the fiscal year ended October 31, 2006, the Investment Manager reimbursed $46,675 and the cumulative amount of unreimbursed expenses subject to possible reimbursement for the Fund was $174,868.

Prior to July 1, 2005, the aggregate annual retainer paid to each Independent Trustee was $52,000, plus $2,000 for each meeting attended. Effective July 1, 2005 the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Investment Manager based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $10,000 per year (prior to July 1, 2005, the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005, the chairman of the Audit Committee receives an additional $2,000 per year. The “Trustee fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by Managers Funds.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2006, were $341,829 and $467,057, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

Rorer Large-Cap Fund

Notes to Financial Statements (continued)

4.	Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, minus any rebate. Earnings (after any rebate) are then divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	New Accounting Pronouncements

The Financial Accounting Standards Board (“FASB”) has recently issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (the “Interpretation”), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management has not yet completed their analysis of the Interpretation, and is not currently in a position to estimate the significance, if any, that the impact of adoption will have on the financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2006 Form 1099-DIV you receive for the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, there were long-term capital gains of $40,013 for the Fund for the taxable year ended October 31, 2006.

Report of Independent Registered Public Accounting Firm

To the Trustees of Managers AMG Funds and the Shareholders of the

Rorer Large-Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rorer Large-Cap Fund (the “Fund”) at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2006

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrange-ments with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retire-ment or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 33 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972- Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 33 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President, Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 33 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 33 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990- 2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Trustees and Officers (continued)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 33 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 port folios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 33 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Director of Research, URSA Capital (subsidiaries: Lyra/Starview Capital LLC), (2004-Present); Partner, Northampton Capital Management, LLC; Partner, TRS Associates (Sole Proprietorship) and member of Massachusetts Finance Institute (wholly owned subsidiary of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Peter M. Lebovitz, 1/18/55 • Trustee since 2002 • President since 1999 • Oversees 33 Funds in Fund Complex	Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-2006), Vice President, Managers Distributors, Inc. (2006-Present); President, The Managers Funds (1999-Present); President, Managers Trust I (2000-Present); President, Managers Trust II (2000-Present); No other directorships held by trustee.

William J. Nutt, 3/30/45 • Trustee since 2005 • Oversees 33 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993- Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004).

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Colin J. Dean, 3/6/77 • Assistant Secretary since 2006	Associate Counsel, Affiliated Managers Group, Inc. (2005-Present); Assistant Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2006-Present); Associate, Dechert LLP (2002-2005).

Donald S. Rumery, 5/29/58 • Treasurer since 1999	Senior Vice-President, Managers Investment Group LLC (2005- Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

Annual Renewal of Investment Advisory Agreements

On June 2, 2006, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager and the Subadvisory Agreement with the Subadvisor with respect to the Rorer Large Cap Fund (the “Fund”). The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account performance, fee and expense information regarding the Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consider-ation of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (b) the Investment Manager’s ability to supervise the Fund’s other service providers; and (c) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to implement an expense limitation for the Fund.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations,

Annual Renewal of Investment Advisory Agreements (continued)

the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreements.

Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year and 3-year periods ended March 31, 2006 was below the median of its Peer Group and below the performance of the S&P 500 Index, the Fund Benchmark. The Trustees noted that the Subadvisor’s Investment Strategy, which focuses on core positions, has been challenged by the value-oriented market environment that has been prevalent for the past several years, and that the Fund’s relative performance has recently improved. The Trustees concluded that the Fund’s performance has been reasonable in light of all factors considered. The Trustees noted that the Investment Manager will continue to monitor the performance of the Subadvisor.

As noted above, the Board considered the Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio com-position as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

Advisory and Subadvisory Fees and Profitability.

In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from the Fund. The Trustees also noted the current asset level of the Fund and the impact on profitability of any future growth of assets of the Fund.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Fund, the Trustees noted the current asset level of the Fund and the undertakings by the Investment Manager to maintain expense limitations for the Fund. On this basis, the Trustees concluded that the profitability to the Investment Manager, if any, is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the fees for the Fund at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

Annual Renewal of Investment Advisory Agreements (continued)

In considering the cost of services to be provided by the Subadvisor under the Subadvisory Agreements and the profitability to the Subadvisor of its relationship with the Fund, the Trustees noted the current asset level of the Fund and the undertakings by the Investment Manager to maintain expense limitations for the Fund. As a consequence, the cost of ser-vices to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Funds by the Subadvisor to be a material factor in their considerations at this time.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2006 were higher than the average for the Fund’s Peer Group. The Trustees also noted that the Investment Manager has contractually agreed through March 1, 2007 to limit the Fund’s net annual operating expenses to 1.40%. The Trustees concluded that, in light of the nature, extent and quality of the ser-vices provided by the Investment Manager and the Subadvisor, the Investment Manager’s undertaking to limit the total expenses of the Fund and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management and Subadvisory Agreements in addition to the conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreement and is qualified to manage the Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Fund and its shareholders. Accordingly, on June 2, 2006 the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management and Subadvisory Agreements for the Fund.

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

Rorer Asset Management, LLC

Eight Tower Bridge

161 Washington Street, Suite 1500

Conshohocken, PA 19428

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG EQUITY FUNDS	MANAGERS BALANCED FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

(Formerly known as Capital Appreciation)

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC
Wellington Management Company, LLP

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

BALANCED

Chicago Equity Partners, LLC

Loomis, Sayles & Company L.P.

GLOBAL

333 Global Advisers*

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE

TAX-FREE

Evergreen Investment Management Company, LLC

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET (MANAGERS)

JPMorgan Investment Advisors Inc.

MONEY MARKET (FREMONT)

333 Global Advisers*

* A division of Managers Investment Group LLC

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2006	Fiscal 2005
Rorer Large-Cap Fund	$6,444	$7,080

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2006	Fiscal 2005
Rorer Large-Cap Fund	$4,400	$4,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2006 and $0 for fiscal 2005, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2005	2004	2005	2004	2005	2004
Control Affiliates	$0	$155,040	$98,304	$260,600	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: December 29, 2006

By:	/s/ Bruce M. Aronow
Bruce M. Aronow, Chief Financial Officer

Date: December 29, 2006